UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2022
Atlanticus Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 300, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	ATLC	Nasdaq Global Select Market
7.625% Series B Cumulative Perpetual Preferred Stock, no par value	ATLCP	Nasdaq Global Select Market
6.125% Senior Notes due 2026	ATLCL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 10, 2022, Atlanticus Holdings Corporation (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (the “Sales Agent”) providing for the sale by the Company of up to an aggregate offering price of $100,000,000 of the Company’s (i) 7.625% Series B Cumulative Perpetual Preferred Stock, no par value per share and liquidation preference of $25.00 per share (the “Preferred Stock”), and (ii) 6.125% Senior Notes Due 2026 (the “Notes” and, together with the Preferred Stock, the “Offered Securities”), from time to time through the Sales Agent, in connection with the Company’s “at-the-market” offering program (the “Offering”).

The Offered Securities are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (the “Shelf Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2021, which became effective on May 13, 2021. A prospectus supplement relating to the Offering has been filed today with the SEC.

From time to time during the term of the Sales Agreement, the Company may deliver a placement notice to the Sales Agent specifying the length of the selling period, any limitation on the aggregate principal amount of Offered Securities that may be sold in any one day and any minimum price below which sales may not be made.

Upon its acceptance of the placement notice from the Company, the Sales Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Offered Securities up to the amount specified in, and otherwise in accordance with the terms of, the placement notice. Sales of the Offered Securities may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on or through the NASDAQ Global Select Market. The Company may instruct the Sales Agent not to sell the Offered Securities if the sales cannot be effected at or above the price designated by the Company in any placement notice. The Company or the Sales Agent may suspend the Offering at any time upon proper notice and subject to other conditions.

The Company will pay the Sales Agent a commission for its services in acting as agent in the sale of the Offered Securities. The Sales Agent will be entitled to compensation in an amount equal to two percent (2.0%) of the gross proceeds of all of the Offered Securities sold through it under the Sales Agreement.

The Offering of Offered Securities pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all Offered Securities subject to the Sales Agreement or (ii) termination of the Sales Agreement.

The Company made certain customary representations, warranties and covenants concerning the Company and the Offered Securities in the Sales Agreement and also agreed to indemnify the Sales Agent against certain liabilities.

The Company intends to use the net proceeds from the Offering, if any, for general corporate purposes.

Troutman Pepper Hamilton Sanders LLP, counsel to the Company, has issued a legal opinion relating to the legality of the issuance and the sale of the Offered Securities. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The foregoing description of the material terms of the Sales Agreement does not purport to be a complete statement of the parties’ rights and obligations thereunder. Such description is qualified in its entirety by reference to the Sales Agreement, a copy of which is filed as Exhibit 1.1 and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03.	Material Modification to Rights of Security Holders.

On August 8, 2022, the Company filed an amendment and restatement of the Articles of Amendment Establishing 7.625% Series B Cumulative Perpetual Preferred Stock (the “Amended and Restated Articles of Amendment”) for the Preferred Stock with the Secretary of State of the State of Georgia, which became effective upon filing. The Amended and Restated Articles of Amendment designated a total of 7,388,533 shares of Preferred Stock.

As set forth in the Amended and Restated Articles of Amendment, the Preferred Stock, as to dividend rights and rights upon the liquidation, dissolution or winding-up of the Company, will rank (i) senior to all classes or series of the Company’s common stock and to all other equity securities issued by the Company expressly designated as ranking junior to the Preferred Stock; (ii) on parity with any future class or series of the Company’s equity securities expressly designated as ranking on parity with the Preferred Stock; (iii) junior to the Company’s Series A Convertible Preferred Stock and any future equity securities issued by the Company with terms specifically providing that those equity securities rank senior to the Preferred Stock with respect to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Company; and (iv) effectively junior to all of the Company’s existing and future indebtedness (including indebtedness convertible into the Company’s common stock or preferred stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Company’s existing or future subsidiaries. Holders of Preferred Stock, when and as authorized by the Company’s Board of Directors, are entitled to cumulative cash dividends at the rate of 7.625% of the $25.00 liquidation preference per year (equivalent to $1.90625 per share per year). Dividends will be payable quarterly in arrears, on or about the 15th day of March, June, September and December of each year (or, if not on a business day, on the next succeeding business day). Generally, the Preferred Stock is not redeemable by the Company prior to June 11, 2026. However, upon a change of control or delisting event (each as defined in the Amended and Restated Articles of Amendment), the Company will have a special option to redeem the Preferred Stock.

The foregoing description of the material terms of the Preferred Stock is qualified in its entirety by reference to the Amended and Restated Articles of Amendment, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent applicable, the information contained in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement, dated August 10, 2022, by and between Atlanticus Holdings Corporation and B. Riley Securities, Inc.
3.1	Amended and Restated Articles of Amendment designating the 7.625% Series B Cumulative Perpetual Preferred Stock of Atlanticus Holdings Corporation.
5.1	Opinion of Troutman Pepper Hamilton Sanders LLP
23.1	Consent of Troutman Pepper Hamilton Sanders LLP (contained in Exhibit 5.1 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTICUS HOLDINGS CORPORATION

Date: August 10, 2022	By:	/s/ William R. McCamey
Name: William R. McCamey
Title: Chief Financial Officer

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